INVESTMENT ADVISER
     Legg Mason Fund Adviser, Inc.                REPORT TO SHAREHOLDERS
     Baltimore, MD                                FOR THE QUARTER ENDED
                                                     DECEMBER 31, 1995

BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr., President
     Richard G. Gilmore                                     THE
     Charles F. Haugh                                    LEGG MASON
     Arnold L. Lehman                                      TOTAL
     Dr. Jill E. McGovern                                  RETURN
     T. A. Rodgers                                       TRUST, INC.
     Edward A. Taber, III                              PRIMARY CLASS

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC                            PUTTING YOUR FUTURE FIRST
INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
     ACCOMPANIED BY A PROSPECTUS.

         LEGG MASON WOOD WALKER, INCORPORATED

               111 South Calvert Street
       P.O. Box 1476, Baltimore, MD 21203-1476
            410 (Bullet) 539 (Bullet) 0000

[recycled logo] PRINTED ON RECYCLED PAPER
LMF-006                                          [Legg Mason Funds logo]

     TO OUR SHAREHOLDERS,
         In the three months ended December 31, 1995, the Total Return Trust's net asset value per share rose from $15.17 to $15.29. The latter figure is after payment in December of an ordinary income dividend of $.10 per share. Assuming reinvestment of the dividend, the Trust's total return (appreciation plus reinvested distributions and dividends) in the quarter was 2.6%. Total returns on the Value Line Index of 1,700 stocks and Standard & Poor's 500 stock composite index were 0.7% and 6% during the same period. In the twelve months through December 31, the Trust's total return was 30.4%, compared to total returns of 22.3% and 37.5% on the Value Line and Standard & Poor's indices.
         The Trust continues to invest primarily in dividend-paying common stocks which we believe are undervalued. Our objective is to earn long-term returns which preserve and increase the purchasing power of your investment after taxes and inflation. While there are no certainties in investing, we believe that ownership of a diversified portfolio of value stocks continues to offer good prospects of achieving that objective on a long-term basis.
         On the following pages, Bill Miller and Nancy Dennin, the Trust's portfolio managers, comment on the investment outlook.
                                          Sincerely,

                                          /s/ John F. Curley, Jr.
                                          John F. Curley, Jr.
                                          President
     February 5, 1996

     PORTFOLIO MANAGERS' COMMENTS
    Your fund's results for the fourth quarter and full year 1995 are shown below with comparable data for the leading market indices:

               Total                            Lipper
              Return     S&P                Growth & Income
               Trust     500    Dow Jones        Index
4th quarter     2.58%    6.02%      7.50%          4.53%
1995           30.36%   37.53%     36.94%         30.82%

    The Total Return Trust had a good year, rising over 30%, in line with its growth & income peer group, although the fund trailed the S&P 500 and the Dow Jones Industrial Average.
    The bond market also registered strong results in 1995, posting a 31% total return. Since 1928, bond market total returns have been 31% or more only two other times, while stock market total returns have been 37% or more only seven other times.
    Given the strong performance of equities last year, many market seers are forecasting a correction. While we have no doubt the market will experience periodic setbacks, we don't believe a major correction is imminent. Stocks now sell at about the average price/earnings ratio of the past 70 years. Yet inflation is below its long-term average of 3.1%, while interest rates, both short-term and long-term, are above their historic averages. The market is still demanding a premium in rates to compensate for its fear of inflation and has not increased stock valuations in response to the prospect of continued low inflation.
    When the Federal Reserve cut the Fed funds rate in December 1995, it cited the lower inflation environment as the reason behind the cut. Lower inflation is a positive for financial assets, and the longer the asset's duration, the greater the benefit. The gradual acceptance in the marketplace of a sustained low inflation environment should push interest rates lower and the market P/E higher. Quantitatively, at a 3% inflation rate the justifiable market P/E is 19x, compared to the current multiple of 15x 1996 estimated earnings. Conversely, the current multiple implies an inflation rate of about 3.75%.
    We characterize 1996 as "1995 Lite." We expect the economy, corporate profits, stocks, and bonds to be up this year, although not by as much as they were last year. The economy entered 1995 on a strong note, only to soften as the year progressed. For all of 1995, real GDP growth, on a chain-weighted basis, the government's new calculation methodology, was approximately 2.3%, and is expected to slow this year to 1-2%.
    Corporate profits were robust, up an estimated 18% last year. Profits are expected to be up about 8% in 1996, ahead of the 6.2% annual earnings growth experienced over the last 40 years. We think that may be too optimistic, and that corporate profits in general are likely to prove disappointing. Companies that report earnings below expectations will most likely see their stocks come under pressure. We hope to take advantage of any excessive price declines caused by the market's obsession with near-term results.
    We expect interest rates to trend down this year, with short rates declining more than long rates, as the Federal Reserve lowers the Fed funds rate during the year. The bond market has priced in a 60 basis point (100 basis points = 1%) decline in short rates, a conservative reduction in our opinion.
    Assuming no P/E multiple expansion, stocks should be up about 10% this year on a total return basis, outperforming bonds. Quantitative work suggests the probability of stocks outperforming bonds is currently 68%, the highest level in over two years.
    During the quarter we added three securities, AMERICAN FINANCIAL GROUP, INC., FORD MOTOR COMPANY, and NORDBANKEN, and sold eight, reducing total holdings to about forty.
    AMERICAN FINANCIAL GROUP, INC., is engaged primarily in specialty and multi-line property and casualty insurance. On our purchase price, the stock was trading at a discount to its peers, at only 10.8x 1995 and 9.1x 1996 estimated earnings, with a 3.4% yield.
    FORD MOTOR COMPANY, with a 5% yield, sells not only at a discount to the market, but at a substantial discount to the value of its underlying assets, in our opinion. Valuing Ford's financial services group at the same multiple as publicly traded consumer finance companies results in a value approaching the current market price of the entire company.
2

    NORDBANKEN is a Swedish bank that was recently partially privatized by the Swedish government. Sweden experienced a banking crisis in the early 1990s, similar to the U.S. crisis in 1990. After a major restructuring, NORDBANKEN is now considered to have the cleanest loan portfolio of any Swedish bank. At its public offering price, the stock yielded 8.7%, and traded at only 5.8x and 5.3x 1995 and 1996 estimated earnings.
    As we have mentioned in recent quarterly reports, our Mexican securities were a drag on the fund's performance in 1995. As we have also mentioned in recent reports, in addition to evaluating the risk of each security in the portfolio, we are focused on reducing the embedded macro risk in order to further reduce the volatility of the fund's results to events such as the Mexican peso devaluation. We continue to be quite positive on the prospects for the Mexican market longer term; however, we will limit the fund's exposure in emerging markets, including Mexico, to an aggregate 5%.
    Even after the strong returns the equity market experienced in 1995, we continue to find attractively priced securities. However, investors should not expect the kinds of returns recently experienced to continue. Nevertheless, with valuations reasonable, inflation well controlled, and the economy growing, the stock market should continue to be a rewarding place to invest.
    We would like to thank our shareholders, both new and old, for their confidence. As always, we appreciate your support and welcome your comments and suggestions.
                                                               Nancy Dennin, CFA
                                                                Bill Miller, CFA
February 5, 1996
DJIA 5407.59
                                                                               3

     PERFORMANCE INFORMATION
     LEGG MASON TOTAL RETURN TRUST, INC.
TOTAL RETURN FOR ONE, FIVE, TEN YEARS AND LIFE OF FUND, AS OF DECEMBER 31, 1995
          The returns shown below are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
          The fund's total returns as of December 31, 1995 were as follows:

                               Cumulative     Average Annual
                              Total Return     Total Return
Primary Class:
  One Year                        30.36%           30.36%
  Five Years                     121.83            17.27
  Ten Years                      144.45             9.35
  Life of Class(dagger)          146.65             9.34
Navigator Class:
  One Year                        31.68%           31.68%
  Life of Class(double dagger)    27.65            25.23

       (dagger) Primary Class inception-November 21, 1985.
(double dagger) Navigator Class inception-December 1, 1994.
4

SELECTED PORTFOLIO PERFORMANCE

         Biggest gainers for the 4th quarter 1995*
        1.  Enhance Financial Services Group Inc.       +29.9%
        2.  Lloyds TSB Group plc                        +27.3%
        3.  Federal National Mortgage Association       +19.9%
        4.  Masco Corporation                           +14.1%
        5.  Williams Companies, Inc.                    +12.5%
        6.  Walden Residential Properties, Inc.         +10.6%
        7.  PepsiCo, Inc.                                +9.6%
        8.  Irvine Apartment Communities, Inc.           +9.2%
        9.  Ultramar Corporation                         +8.4%
            Philip Morris Companies Inc.                 +8.4%

      * SECURITIES HELD FOR THE ENTIRE QUARTER.

         Biggest laggers for the 4th quarter 1995*
        1.  Witco Corporation                           -16.7%
        2.  Mexican Cetes 6.0% 2-29-96                  -11.5%
        3.  John Alden Financial Corp.                   -7.7%
        4.  The Bear Stearns Companies Inc.              -7.6%
        5.  DeBartolo Realty Corporation                 -7.1%
        6.  Grupo Mexicano de Desarrollo
            S.A. ADR
            8.25% 2-17-01                                -6.6%
        7.  RJR Nabisco Holdings Corp.
              Series C Depositary Shares                 -5.6%
        8.  Bankers Trust New York Corporation           -5.3%
        9.  J.C. Penney Company, Inc.                    -4.0%
       10.  International Business Machines
              Corporation                                -2.8%

PORTFOLIO CHANGES

Securities Added                          Securities Sold

American Financial Group Incorporated     Aetna Life and Casualty Company
Ford Motor Company                        Allstate Corporation
Nordbanken Ab ADR                         Baxter International Inc.
                                          Harrah's Jazz Company
                                            1st Mortgage Note
                                            14.25% 11-15-01
                                          Kmart Corporation
                                          MBNA Corporation
                                          Sears, Roebuck and Co.
                                          Torchmark Incorporated

     PORTFOLIO OF INVESTMENTS
     LEGG MASON TOTAL RETURN TRUST , INC.
     DECEMBER 31, 1995  (UNAUDITED)

(Amounts in Thousands)                Shares     Value
COMMON STOCKS AND EQUITY INTERESTS -- 90.8%
Automotive -- 5.5%
Chrysler Corporation                    157     $ 8,694
Ford Motor Company                      175       5,075
                                                 13,769
Banking -- 14.9%
BankAmerica Corporation                 122       7,895
Bankers Trust New York Corporation       78       5,187
Lloyds TSB Group plc                  2,065      10,616
Nordbanken Ab ADR                       101       3,484A,B
The Chase Manhattan Corporation         165      10,003
                                                 37,185
Chemicals -- 9.1%
duPont (E.I.) de Nemours                112       7,826
Olin Corporation                        115       8,539
Witco Corporation                       212       6,186
                                                 22,551
Computer Services and Systems -- 3.1%
International Business Machines
  Corporation                            85       7,799
Construction Materials -- 2.5%
Masco Corporation                       200       6,275
Finance -- 6.1%
Federal National Mortgage
  Association                            63       7,820
The Bear Stearns Companies Inc.         369       7,332
                                                 15,152
Food, Beverage and Tobacco -- 6.4%
PepsiCo, Inc.                           125       6,984
Philip Morris Companies Inc.            100       9,050
                                                 16,034
Gas and Pipeline Utilities -- 3.0%
Williams Companies, Inc.                170       7,459
Insurance -- 9.0%
American Financial Group
  Incorporated                          175       5,359
Cigna Corporation                        61       6,257
Enhance Financial Services Group
  Inc.                                  305       8,128
John Alden Financial Corp.              127       2,643
                                                 22,387
Oil Services -- 2.4%
Ultramar Corporation                    230       5,923

Real Estate -- 15.6%
Columbus Realty Trust                  100     $  1,937
DeBartolo Realty Corporation           131        1,697
Irvine Apartment Communities, Inc.      95        1,829
National Golf Properties, Inc.         346        7,915
Nationwide Health Properties, Inc.      70        2,940
Regency Realty Corporation             373        6,426C
Resource Mortgage Capital
  Corporation                          272        5,440
Summit Properties, Inc.                223        4,438
Walden Residential Properties,
  Inc.                                 300        6,262
                                                 38,884
Retail Sales -- 2.3%
J.C. Penney Company, Inc.               20        5,715
Savings and Loan -- 8.9%
Great Western Financial
  Corporation                          180        4,590
Standard Federal Bancorporation        247        9,726
Washington Federal, Inc.               301        7,700
                                                 22,016
Telecommunications -- 2.0%
Telefonos de Mexico S.A. ADR           152        4,845
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $175,469)                 225,994

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK -- 3.1%
RJR Nabisco Holdings Corp. Series
  C Depositary Shares
  (Identified Cost -- $7,823)        1,205        7,682

                                     Principal
                                      Amount

CORPORATE BOND -- 0.9%
Grupo Mexicano de Desarrollo
  S.A. ADR
  8.25%  2-17-01
  (Identified Cost -- $1,700)         $ 5,000      2,125

                                   Principal
     (Amounts in Thousands)         Amount       Value
SHORT-TERM INVESTMENTS -- 4.4%
Repurchase Agreement -- 2.7%
  Morgan Stanley & Co.
    Incorporated
    5.9% dated 12-29-95, to be
    repurchased at
    $6,848 on 1-2-96
    (Collateral: $7,146
    Federal National Mortgage
    Association Mortgage-
    backed securities, 5.5% due
    7-1-09, value $6,991)           $ 6,844     $  6,844
Sovereign Obligation -- 1.7%
  Mexican Cetes
    6.0%  2-29-96                 mxp35,000        4,183

Total Short-term Investments
  (Identified Cost -- $11,643)                    11,027

Total Investments -- 99.2%
  (Identified Cost -- $196,635)                  246,828
Other Assets Less Liabilities -- 0.8%              1,865
NET ASSETS -- 100.0%                            $248,693
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                   $15.29
  NAVIGATOR CLASS                                 $15.31

       A NON-INCOME PRODUCING
       B RULE 144A SECURITY -- A SECURITY PURCHASED PURSUANT TO RULE 144A UNDER
         THE SECURITIES ACT OF 1933 WHICH MAY NOT BE RESOLD SUBJECT TO THAT RULE EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS.
       C AFFILIATED COMPANY -- AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,
         AN "AFFILIATED COMPANY" REPRESENTS FUND OWNERSHIP OF AT LEAST 5% OF THE OUTSTANDING VOTING SECURITIES OF THE ISSUER.
     MXP MEXICAN PESO (NEW)
                                                                               7